SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A


        Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934



Date of Report (Date of earliest event reported) September 22, 1995



                          Jordan Industries, Inc.
      (Exact name of registrant as specified in its charter)



         Illinois               33-24317            36-3598114
     (State or other           (Commission       (I.R.S. Employer
     Jurisdiction               File Number      Identification No.




          ArborLake Centre, Suite 550
          1751 Lake Cook Road, Deerfield, IL          60015
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (708) 945-5591

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                              PAGE 2


Item 2.     Acquisition or Disposition of Assets

The following section amends, in its entirety, Item 2 of Form 8-K previously filed on September 26, 1995.

On September 22, 1995, Jordan Industries, Inc. ("the Company"), through its newly-formed subsidiary, M-K Holdings, Inc., bought all of the common stock of Merkle-Korff Industries, Inc., Mercury Industries, Inc. and Elmco Industries, Inc. ("Merkle-Korff"), manufacturers of fractional horsepower motors and gear motors. M-K Holdings, Inc. and Merkle-Korff were designated as non-restricted subsidiaries for purposes of the Company's indentures relating to its Senior Notes and Senior Subordinated Discount Debentures.

The purchase price of $107,406, including costs incurred directly related to the transaction, was preliminarily allocated to working capital of $8,995, property, plant and equipment of $335, non-compete agreements of $500, other assets of $34, and resulted in an excess purchase price over net identifiable assets of $97,542.

Item 7.     Financial Statements and Exhibits

The following sections (a) and (b) amend, in their entirety, sections
(a) and (b) of Item 7 of Form 8-K previously filed on September 26,
1995.

(a)  Financial Statements

See Exhibit 28(a) of Item 7(c).

(b)  Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of operations are based on the historical statements of operations of the Company, adjusted to give effect to the following transactions: (a) the acquisition in 1995 of Merkle-Korff, and (b) certain recurring administrative costs and taxes of the Company, and the depreciation of the preliminary purchase price allocated to the fair value of net assets acquired. The pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and for the six months ended June 30, 1995 were derived from the audited historical statements of operations for the year ended December 31, 1994 and the unaudited historical statements of operations for the six months ended June 30, 1995, adjusted to give effect to such transactions as if they occurred as of the beginning of each period.

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                              PAGE 3



The pro forma adjustments included in the pro forma condensed consolidated statements of operations are based upon available information and certain assumptions that management believes are reasonable. With respect to the pro forma acquisition adjustments described in the notes accompanying the pro forma condensed consolidated statement of operations, the allocation of the purchase price of Merkle-Korff is preliminary and subject to final determination by the Company's management. The unaudited pro forma condensed consolidated statements of operations do not purport to represent what the Company's results of operations would actually have been had the transactions in fact occurred as of the beginning of each period presented. In addition, the unaudited pro forma condensed consolidated statements of operations do not purport to project the Company's results of operations for any future date or period.

The pro forma condensed consolidated statements of operations should be read in connection with the Company's audited consolidated financial statements which are included in the Company's Annual Report filed on Form 10-K for the year ended December 31, 1994 and the Company's unaudited interim condensed consolidated financial statements included in the Company's Form 10-Q for the quarter ended June 30, 1995.

(c)  Exhibits

28(a) Merkle-Korff Industries, Inc., Mercury Industries, Inc., and Elmco Industries, Inc. combined audited financial statements for the year's ended December 31, 1994, 1993 and 1992.

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                              PAGE 4

                     JORDAN INDUSTRIES, INC.
                  UNAUDITED PRO FORMA CONDENSED
                    CONSOLIDATED BALANCE SHEET
                          JUNE 30, 1995
                         ($ in millions)


                                               Pro Forma     Pro
                                 Historical   Adjustments   Forma

ASSETS

Current assets:
Cash and cash equivalents          $ 22.6       $(22.6)     $    0
Accounts receivable, net             60.2          6.8        67.0
Inventories                          93.9          5.2        99.1
Prepaid expenses and other
 current assets                       7.5           .3         7.8
     Total Current Assets           184.2        (10.3)      173.9

Property, plant and equipment,
 net                                 78.6           .3        78.9
Note receivable from affiliate       24.6            -        24.6
Goodwill, net                        87.1         97.5       184.6
Other assets                         37.5           .6        38.1
    Total Assets                    412.0         88.1       500.1

LIABILITIES AND NET CAPITAL DEFICIENCY

Current liabilities:
Accounts payable                     51.6          3.5        55.1
Accrued liabilities                  23.7           .4        24.1
Advance deposits                      2.3            -         2.3
Current portion of long-term debt     2.6            -         2.6
     Total Current Liabilities       80.2          3.9        84.1

Long-term debt                      392.9         83.9       476.8
Other non-current liabilities         2.0            -         2.0
Deferred income taxes                 4.9            -         4.9
Minority interest                     1.5           .3         1.8
Net capital deficiency              (69.5)           -       (69.5)

     Total Liabilities and Net
       Capital Deficiency          $412.0        $88.1      $500.1



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                              PAGE 5

                     JORDAN INDUSTRIES, INC.
                  UNAUDITED PRO FORMA CONDENSED
               CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED DECEMBER 31, 1994
                         ($ in millions)


                                               Pro Forma     Pro
                                 Historical   Adjustments   Forma

Net Sales                          $424.4        $49.3      $473.7
Cost of sales (excluding
 depreciation)                      262.7         31.3       294.0
Selling, general & admin-
 istrative expenses                  97.4          2.9       100.3
Operating income before
 depreciation and
 amortization of goodwill
 and other intangibles               64.3         15.1        79.4
Depreciation                         10.6           .3        10.9
Amortization of goodwill
 and other intangibles                8.5          3.4        11.9
Management fees and other             2.2           .4         2.6

Operating income                     43.0         11.0        54.0

Interest expense                     40.9          7.4        48.3
Other (income) and
 expenses                            (1.4)         1.7          .3
Gain on sale of partial
 interest in a subsidiary           (24.2)           -       (24.2)
Income before income taxes
 and minority interest               27.7          1.9        29.6
Provision for income taxes            1.3           .2         1.5
Income before minority
 interest                            26.4          1.7        28.1
Minority interest                     2.6           .5         3.1
Net income                         $ 23.8        $ 1.2      $ 25.0


See notes to Unaudited Pro Forma Condensed Consolidated Statements of
Operations.


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                              PAGE 6

                     JORDAN INDUSTRIES, INC.
                  UNAUDITED PRO FORMA CONDENSED
               CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS ENDED JUNE 30, 1995
                         ($ in millions)


                                               Pro Forma     Pro
                                 Historical   Adjustments   Forma

Net Sales                          $219.6        $26.6      $246.2
Cost of sales (excluding
 depreciation)                      136.4         17.6       154.0
Selling, general & admin-
 istrative expenses                  55.8          1.5        57.3
Operating income before
 depreciation and
 amortization of goodwill
 and other intangibles               27.4          7.5        34.9
Depreciation                          5.8           .1         5.9
Amortization of goodwill
 and other intangibles                3.5          1.7         5.2
Management fees and other             1.3           .2         1.5

Operating income                     16.8          5.5        22.3

Interest expense                     21.3          3.7        25.0
Other (income) and
 expenses                            (0.9)          .8         (.1)
Income (loss) before
 income taxes and minority
 interest                            (3.6)         1.0        (2.6)
Provision for income taxes             .1           .1          .2
Income (loss) before minority
 interest                            (3.7)          .9        (2.8)
Minority interest                     (.9)          .2         (.7)
Net (loss)                         $ (2.8)       $  .7      $ (2.1)


See notes to Unaudited Pro Forma Condensed Consolidated Statements of
Operations.

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                              PAGE 7



                     JORDAN INDUSTRIES, INC.
                  NOTES TO PRO FORMA CONDENSED
              CONSOLIDATED STATEMENTS OF OPERATIONS
                         ($ in millions)


1. The pro forma condensed consolidated statements of operations include an adjustment for the amortization of the preliminary purchase price allocated to the fair value of net assets acquired as follows:

                                For the             For the
                              Year Ended           Six Months
                              December 31,        Ended June 30,
                                  1994                1995

     Amortization-goodwill           3.3                   1.6
     Amortization-intangibles         .1                    .1

2. The pro forma condensed consolidated statements of operations also include the following adjustments:

                                For the             For the
                               Year Ended           Six Months
                              December 31,        Ended June 30,
                                  1994                 1995

     Incremental interest
      expense                      7.4                 3.7

     Elimination of interest
      income                       1.5                  .7

     Incremental bank fees          .2                  .1

     Additional fees under
      management consulting
      agreement                     .4                  .2




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                              PAGE 8



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              JORDAN INDUSTRIES, INC.





November 3, 1995         By   Thomas C. Spielberger
                              Vice President, Controller
                              and Principal Accounting
                              Officer